UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2008

Astronics Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 Commerce Way, East Aurora, New York		14052
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-805-1599

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2008, the Director Stock Option Committee of the Board of Directors of ASTRONICS CORPORATION (the "Company")granted stock option awards under the Company’s 2005 Director Option Plan to the following directors of the Company:

Director
Raymond W. Boushie - 2,500 shares
Robert T. Brady - 2,500 Shares
John B. Drenning - 2,500 Shares
Robert J. McKenna - 2,500 shares
Kevin T. Keane - 2,500 shares

Each of the options granted to the Company’s directors as set forth above vests on September 20, 2008, expires on March 20, 2018 and has an exercise price of $19.11 per share.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

March 21, 2008	By:	/S/ David C. Burney

Name: David C. Burney
Title: Vice President and Chief Financial Officer